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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 5, 1997

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                          EXTENDED STAY AMERICA, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                      0-27360                 36-3996573
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)


                           450 E. Las Olas Boulevard
                        Ft. Lauderdale, Florida  33301
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (954) 713-1600


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Item 5.   Other Events.

     On February 5, 1997, Extended Stay America, Inc. (the "Company") accepted subscriptions from certain institutional investors in connection with a private placement transaction for the sale of 11,500,000 shares of its common stock, par value $.01 per share, at a purchase price of $17.625 per share, for an aggregate amount of $202,687,500. The securities offered in this transaction were not registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption therefrom.

     The Company issued a news release announcing the private placement transaction. A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
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     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTENDED STAY AMERICA, INC.



                                       By: /s/ Robert A. Brannon
                                           --------------------------------
                                           Robert A. Brannon
                                           Senior Vice President, Chief
                                           Financial Officer, Secretary and
                                           Treasurer

Dated: February 7, 1997
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                          EXTENDED STAY AMERICA, INC.
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                                 Exhibit Index
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
Exhibit
Number                 Description of Exhibit
------                 ----------------------
 99.1        News release dated as of February 5, 1997 by Extended Stay
             America, Inc.